UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                   May 4, 2004




                                ROTO-ROOTER INC.
             (Exact name of registrant as specified in its charter)




           Delaware                1-8351               31-0791746
       (State or other    (Commission File Number)    (I.R.S. Employer
        jurisdiction of                                Identification
          incorporation)                                  Number)




          2600 Chemed Center, 255 East 5th Street, Cincinnati, OH 45202
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (513) 762-6900











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Item  7.      Financial Statements, Pro Forma Financial Information and
              Exhibits

                     c) Exhibits
                       (99.1) Registrant's press release dated May 4, 2004.

Item 12.      Results of Operations and Financial Condition

              On May 4, 2004, Roto-Rooter, Inc. issued a press release announcing its financial results for the first quarter ended March 31, 2004. A copy of the release is furnished herewith as
              Exhibit 99.1 and incorporated by reference herein.




                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     ROTO-ROOTER INC.


Dated:   May 4, 2004            By:   /s/ Arthur V. Tucker, Jr.
         ------------                 --------------------------
                                          Arthur V. Tucker, Jr.
                                          Vice President and Controller







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